UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Baker Hughes Company

(Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

575 N. Dairy Ashford Rd., Suite 100
Houston, Texas	77079-1121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
3.226% Senior Notes due 2030 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR30	The Nasdaq Stock Market LLC
3.812% Senior Notes due 2034 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR34	The Nasdaq Stock Market LLC
4.193% Senior Notes due 2038 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR38	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR40	The Nasdaq Stock Market LLC
4.737% Senior Notes due 2046 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR46	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Baker Hughes Company (the “Company”) held on May 19, 2026, the Company’s stockholders voted to approve both the Baker Hughes Company 2026 Long-Term Incentive Plan (the “2026 LTIP”) and the Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan (the “ESPP”), in order to, among other things, enable the Company to continue to attract and retain employees and non-employee directors by providing stock-based and cash-based incentive compensation, promote a pay-for-performance linkage, align the interests of participants with those of the Company’s stockholders, and encourage proprietary interests in the Company by enabling employees to acquire Company shares. The 2026 LTIP provides for a share reserve of 9,500,000 new shares of Class A common stock (the “Common Stock”), plus the number of shares that remained available for future awards under the Baker Hughes Company 2021 Long-Term Incentive Plan as of March 16, 2026, less one share for every one share granted thereunder after such date. The ESPP, as amended and restated, increases the number of shares of Common Stock available for issuance under the ESPP by 9,500,000 shares, for an aggregate of 14,408,532 shares reserved for issuance thereunder.

Summaries of the 2026 LTIP and the ESPP are set forth in Proposal 4 and Proposal 5, respectively, to the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “Commission”) on March 30, 2026, which summaries are incorporated by reference herein. The above summaries and description of the 2026 LTIP and ESPP do not purport to be complete and are qualified in their entirety by reference to the 2026 LTIP and ESPP, which are included as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 19, 2026 to (i) elect ten members to the Board of Directors of the Company (the “Board”) to serve for a one-year term, (ii) vote on an advisory vote related to the Company’s executive compensation program, (iii) vote on the ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026, (iv) vote to approve the 2026 LTIP and (v) vote to approve the ESPP. Each director nominated was elected, the Company’s executive compensation program was approved on an advisory basis, KPMG LLP was ratified as the Company’s independent registered public accounting firm for fiscal year 2026, the 2026 LTIP was approved and the ESPP was approved.

As of March 23, 2026, the record date, there were 991,757,347 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. There were 911,637,899 shares of Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum.

The number of votes for, against, abstentions and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
Abdulaziz M. Al Gudaimi	854,306,572	17,701,248	270,630	39,359,448
W. Geoffrey Beattie	842,468,610	29,540,471	269,370	39,359,448
Gregory D. Brenneman	843,547,304	28,465,424	265,723	39,359,448
Cynthia B. Carroll	833,103,858	38,922,232	252,361	39,359,448
Michael R. Dumais	787,613,327	82,469,395	2,195,728	39,359,448
Shirley A. Edwards	855,341,348	16,683,467	253,637	39,359,448
Ilham Kadri	860,289,867	11,720,056	268,527	39,359,448
John G. Rice	841,822,547	30,205,150	250,753	39,359,448
Lorenzo Simonelli	813,774,452	58,270,930	233,069	39,359,448
Mohsen M. Sohi	841,335,630	30,672,697	270,124	39,359,448

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote related to the Company’s executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
806,679,306	62,794,771	2,804,374	39,359,448

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
907,322,622	3,941,384	373,892	—

The number of votes for, against, abstentions and broker non-votes with respect to the approval of the 2026 LTIP was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
845,905,226	23,928,446	2,444,779	39,359,448

The number of votes for, against, abstentions and broker non-votes with respect to the approval of the ESPP was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
870,284,234	1,720,741	273,476	39,359,448

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Baker Hughes Company 2026 Long-Term Incentive Plan (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-8, filed with the Commission on May 19, 2026 (File No. 333-296021))

10.2	Second Amended and Restated Baker Hughes Company Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-8, filed with the Commission on May 19, 2026 (File No. 333-296021))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Date: May 19, 2026	By:	/s/ Fernando Contreras
Fernando Contreras Vice President, Chief Compliance Officer and Corporate Secretary